UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 17, 2010 (Date of earliest event reported)
Eastern Light Capital, Incorporated (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-12941 (Commission File Number)	94-3240473 (IRS Employer Identification Number)

100 Pine Street Suite 560, San Francisco, CA (Address of principal executive offices)		94111 (Zip Code)
415-693-9500 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders

A Special Shareholder's meeting will be held in the fourth quarter of 2010 to amend the Company's charter to modify the Series A Preferred Stock terms.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Both the common and preferred stockholders will be asked to approve the conversion of preferred stock into common stock at an exchange ratio of 1.00 Series A Preferred Shares for 1.25 common shares.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Eastern Light Capital, Incorporated dated September 17, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2010	EASTERN LIGHT CAPITAL, INCORPORATED By: /s/ Richard J. Wrensen Richard J. Wrensen Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Eastern Light Capital, Incorporated dated September 17, 2010